UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 4, 2017
URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland (Urban Edge Properties)	001-36523	47-6311266
Delaware (Urban Edge Properties LP)	333-212951-01	36-4791544
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

The information in Item 8.01 below is incorporated into this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure

On January 4, 2017, Urban Edge Properties (the “Company”) issued a press release announcing the acquisition described below in Item 8.01. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise. The information in this Item 7.01, including referenced materials posted to the Company’s website, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events

On January 4, 2017, the Company, through its operating partnership, Urban Edge Properties LP (the “Operating Partnership”), completed the previously disclosed acquisition of fee and leasehold interests in land underlying the shopping center known as the Yonkers Gateway Center located in Yonkers, New York from an unrelated third party for an agreed contribution value of $51.7 million. In exchange for the contribution of such fee and leasehold interests, on January 4, 2017, the Operating Partnership issued 1,801,337 common limited partnership interests in the Operating Partnership (“OP units”) valued at $48.8 million and paid $2.9 million in cash to such third party.
Beginning one year after issuance, the OP units are redeemable at the option of the holders thereof for cash or, at the Company’s option, for common shares of beneficial interest of the Company on a one-for-one basis, subject to certain adjustments in accordance with the terms of the Operating Partnership’s limited partnership agreement.
The issuance of the OP units described above is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:
99.1 - Press Release dated January 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: January 4, 2017	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

URBAN EDGE PROPERTIES LP
(Registrant)

	By:	Urban Edge Properties, General Partner

Date: January 4, 2017	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

99.1	Press Release dated January 4, 2017